Exhibit 99.1

OptimizeRx Announces Strategic Board Changes
to Support Growth and Evolving Landscape

WALTHAM, MA. – January 25, 2024– OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, is pleased to announce changes to its Board of Directors reflecting a strategic move to further align with the company’s growth plans.

After nearly a decade of service, Gus Halas is retiring from his position as Chairperson of the Board. During his tenure, he played a pivotal role in shaping OptimizeRx’s success, and we extend our deepest gratitude for his commitment and leadership.

Effective immediately, Lynn O’Connor Vos will assume the role of Chairperson of the Board, succeeding Mr. Halas. Ms. Vos has been a seasoned and respected member of the OptimizeRx Board since 2015. She brings a wealth of experience and expertise, in healthcare information technology, life sciences agencies, healthcare consulting, and medical technology, to her new role and a deep understanding of the Company’s vision, making her the ideal candidate to lead the Company into the next phase of growth.

“As we continue to evolve as a company focused on technology enabled marketing services, we are excited to have Lynn move to Chair as Gus retires from the Board,” said Will Febbo, CEO of OptimizeRx. “As a nurse and seasoned business leader, she deeply understands the needs of both healthcare providers and patients, making her invaluable as we redefine how we engage with them. Lynn was, in fact, one of the main reasons why I joined OptimizeRx in 2015. Today, I’m more excited than ever to continue working alongside her as we build a future where patient-centric, data driven solutions drive care focused engagements and better health.”

“I’m thrilled to continue my journey with OptimizeRx to provide guidance and oversight on the team’s growth and commercialization strategies,” stated Ms. Vos. “I am optimistic about the Company’s ability to drive success, and I intend to support the team as they continue to be a very meaningful player with their clients and partners.”

Further strengthening the Board’s expertise, OptimizeRx is pleased to announce the appointment of Catherine M. Klema as a new member of the Board. Ms. Klema’s extensive experience in strategy, finance and governance, and her board experience with health systems and pharmaceutical companies, will be instrumental in helping navigate the evolving healthcare landscape.

“We warmly welcome Cathy to our Board of Directors,” said Mr. Febbo. “Her deep understanding of the healthcare industry, combined with her proven track record of leadership and strategic thinking, will be invaluable as we continue to grow and become highly relevant to digital commercialization for our clients.”

“I am honored to join OptimizeRx’s Board of Directors and to contribute to its ongoing success,” said Ms. Klema. “I am impressed by the Company’s commitment to innovation and its dedication to advance medication access and adherence and the impact this can have on improving patient lives. I look forward to working with the Board and management team to help OptimizeRx achieve its mission of empowering the healthcare community through tech-enabled communications solutions.”

These Board enhancements reflect OptimizeRx’s unwavering commitment to offer life science companies more effective ways to deliver relevant information and services to healthcare providers and their patients right at the point of care. With a sharp vision, solid financial profile, and a strengthened Board, OptimizeRx is positioned to capitalize on the immense opportunities within the healthcare technology market and continue to deliver value to patients, healthcare professionals, and investors.

About Lynn O’Connor Vos

Lynn Vos was CEO of Grey Healthcare Group for 23 years, acquired by WPP in 2017, where she led nine acquisitions to grow the company from a regional agency to a global enterprise with worldwide presence. Additionally, she has led medical device development organizations and healthcare non-profits. She currently runs a consulting firm focused on advising healthcare startups and marketing organizations.

Ms. Vos is also currently the Chairperson of the board of Medisafe, Inc, a patient adherence platform, and is a director of Aspira Women’s Health, Inc. (Nasdaq: AWH), a bio-analytical based company focused on the development of gynecologic disease diagnostic tools, and Modular Medical, a development stage medical device company focused on the design, development, and commercialization of innovative diabetes care technologies. She has held previous board appointments in telecommunications and healthcare non-profits.

About Catherine M. Klema

Cathy Klema has over 30 years of experience in the healthcare industry. Prior to establishing Nettleton Advisors, she served as Managing Director in the Healthcare Investment Banking groups at SG Cowen Securities and Furman Selz LLC, where she advised clients on mergers and acquisitions, divestitures, public offerings, and other strategic transactions. Ms. Klema is currently Chair of the Board of Managers of Quorum Health, a leading health system with 12 hospitals across 10 states. She also serves on the Board of Trustees of Montefiore Health System, a prominent academic health system in New York City. Previously, she was a Director of Allergan plc, a global pharmaceutical company, and Pharmaceutical Product Development, Inc., a global contract research organization.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through the most intelligent technology platform embedded within a proprietary digital point-of-care network, OptimizeRx helps patients start and stay on their medications. For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance, expected revenues, expected Adjusted EBITDA, expected adjusted EBITDA margin and prospects. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, any synergies and other anticipated benefits of the Medicx merger may not be realized or may take longer than anticipated to be realized; the risk that the integration of OptimizeRx and Medicx will be more costly or difficult than expected; the effect of government regulation, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact:

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Media Relations Contact

Dilma Bennett, Media Relations Manager
dbennett@optimizerx.com

Investor Relations Contact

Ashley Robinson -  LifeSci Advisors, LLC

arr@lifesciadvisors.com

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